SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 14, 2002
            ---------------------------------------------------------
                Date of Report (Date of earliest event reported)




                               BUCS FINANCIAL CORP
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



      Maryland                           0-32437                52-2269586
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(State or other jurisdiction            (File No.)          (IRS Employer
of incorporation)                                       Identification Number)


 10455 Mill Run Circle, Owings Mills, Maryland             21117
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (410) 998-5304
                                                           --------------


                                 Not Applicable
            ---------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                               BUCS FINANCIAL CORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
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         A copy of a press release issued by the Registrant on February 14,
2002, is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated February 14, 2002.
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                  BUCS FINANCIAL CORP



Date: February 15, 2002                  By:      /s/ Herbert J. Moltzan
                                                  ------------------------------
                                                  Herbert J. Moltzan, President